EXHIBIT 2

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on February 1, 2012, by and among INTERTAPE POLYMER CORP., a Delaware corporation (“Intertape”); IPG (US) HOLDINGS INC., a Delaware corporation (“Holdings”); IPG (US) INC., a Delaware corporation (“IPG US”; together with Intertape and Holdings, collectively, “U.S. Borrowers” and each individually, a “U.S. Borrower”); INTERTAPE POLYMER INC., a corporation organized under the Canada Business Corporations Act (“Canadian Borrower”; together with U.S. Borrowers, collectively, “Borrowers” and each individually, a “Borrower”); certain affiliates and subsidiaries of Borrowers as guarantors (collectively, “Guarantors”; together with Borrowers, collectively, “Obligors” and each individually an “Obligor”); BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent (together with its successors in such capacity, “Agent”) for various financial institutions party to the Loan Agreement (as defined below) from time to time as lenders (collectively, “Lenders” and each individually, a “Lender”); the Lenders; MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as lead arranger and bookrunner (in such capacities, “Lead Arranger”); WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), as “right side” joint lead arranger and bookrunner (in such capacities, “Joint Lead Arranger” and, collectively with Lead Arranger, “Joint Lead Arrangers”); and WFCF, as syndication agent (in such capacity, “Syndication Agent”).

Recitals:

Obligors, Lenders and Agent are parties to a certain Loan and Security Agreement dated March 28, 2008 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Agent and Lenders have made loans and other extensions of credit to Borrowers, which loans and extensions of credit are secured by security interests in and liens upon all or substantially all of the assets of Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) By adding the following new definitions of “Existing Subordinated Debt Reserve”, “Extended Loan Year”, “Joint Lead Arrangers”, “Lead Arranger”, “Permitted Bond Refinancing Notes”, “Permitted Bond Refinancing Notes Reserve”, “Restricted Payment Conditions (Acquisitions)”, “Restricted Payment Conditions (Prepayments)”, “Stated Maturity Date”, “Syndication Agent”, “Third Amendment”, “Third Amendment Effective Date”, “U.S. Federal Funds Rate”, “U.S. Prime Rate” and “Wage Earner Protection Act Reserve” to Section 1.1 of the Loan Agreement, each in appropriate alphabetical sequence:

Existing Subordinated Debt Reserve: a reserve that may be established by Agent as contemplated in the definition of “Revolver Termination Date,” in an amount equal to the outstanding principal amount of the Existing Subordinated Debt and all accrued but unpaid interest, premium, fees and other amounts due in respect thereof.

Extended Loan Year: each 12 month period commencing on the Third Amendment Effective Date and ending on each anniversary of the Third Amendment Effective Date.

Joint Lead Arrangers: as defined in the Preamble to the Third Amendment.

Lead Arranger: as defined in the Preamble to the Third Amendment.

Permitted Bond Refinancing Notes: as defined in Section 10.2.1(b).

Permitted Bond Refinancing Notes Reserve: a reserve that may be established by Agent as contemplated in the definition of “Revolver Termination Date,” in an amount equal to the outstanding principal amount of the Permitted Bond Refinancing Notes and all accrued but unpaid interest, premium, fees and other amounts due in respect thereof

Restricted Payment Conditions (Acquisitions): with respect to any proposed Investment, satisfaction of each of the following conditions as determined by Agent in its reasonable discretion:

(a) no Default or Event of Default exists or would be caused thereby, and

(b) after giving pro forma effect to the applicable Investment or any payment relating thereto, either

(i) Availability is greater than $50,000,000, or

(ii) (A) Availability is greater than $30,000,000, but less than or equal to $50,000,000, and (B) the Fixed Charge Coverage Ratio as of the last day of the immediately preceding fiscal month for which financial statements have been delivered to Agent and Lenders for the twelve fiscal months then ended and after giving pro forma effect to such Investment or related payment, is at least 1.0 to 1.0.

Restricted Payment Conditions (Prepayments): with respect to any proposed prepayment of Debt under Section 10.2.8, satisfaction of each of the following conditions as determined by Agent in its reasonable discretion:

(a) no Default or Event of Default exists or would be caused thereby, and

(b) after giving pro forma effect to the applicable prepayment, either

(i) Availability is greater than $35,000,000, or

(ii) (A) Availability is greater than $25,000,000, but less than or equal to $35,000,000, and (B) the Fixed Charge Coverage Ratio as of the last day of the immediately preceding fiscal month for which financial statements have been delivered to Agent and Lenders and after giving pro forma effect to such prepayment, is at least 1.0 to 1.0.

Stated Maturity Date: February 1, 2017.

Syndication Agent: as defined in the Preamble to the Third Amendment.

Third Amendment: that certain Third Amendment to Loan and Security Agreement dated February 1, 2012, by and among the parties hereto with respect to this Agreement.

Third Amendment Effective Date: the date on which all of the conditions set forth in Section 8 of the Third Amendment are satisfied or waived in writing by Agent.

U.S. Federal Funds Rate: (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average (rounded upward, if necessary, to the nearest 1/8 of 1.00%) charged to Bank of America, N.A. on the applicable day on such transactions, as determined by Agent.

U.S. Prime Rate: the rate of interest announced by Bank of America, N.A. from time to time as its prime rate. Such rate is set by Bank of America, N.A. on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by Bank of America, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

Wage Earner Protection Act Reserve: on any date of determination, a reserve established from time to time by Agent in its credit judgment in such amount as Agent determines reflects the amounts that may become due under the Wage Earner Protection Program Act with respect to the employees of any Obligor employed in Canada which would give rise to a Lien with priority under Applicable Law over the Lien of Agent.

(b) By deleting the definitions of “Agent Indemnitees”, “Applicable Margin”, “Applicable Unused Line Fee Margin”, “Availability”, “Availability Reserve”, “Borrowing Base”, “Canadian Priority Payables Reserve”, “Eligible Account”, “Equipment Amortization Amount”, “Equipment Formula Amount”, “Fee Letter”, “Fixed Charges”, “Foreign Subsidiary”, “Inventory Formula Amount”, “Letter of Credit Subline”, “Post-Closing Equipment Amortization Amount”, “Post-Closing Equipment Formula Amount”, “Required Lenders”, “Restricted Investment”, “Restricted Payment Conditions”, “Revolver Termination Date” and “U.S. Base Rate” from Section 1.1 of the Loan Agreement in their entireties, and by substituting the following new definitions in lieu thereof, respectively:

Agent Indemnitees: Agent, Joint Lead Arrangers, Syndication Agent and their respective officers, directors, employees, Affiliates, agents and attorneys.

Applicable Margin: with respect to U.S. Base Rate Loans, Canadian Base Rate Loans, LIBOR Loans, Canadian BA Rate Loans, Canadian Prime Rate Loans and all other Obligations, the rates set forth below based upon the calculation of Average Availability for the period described below:

Level:	If Average Availability is:	Then the applicable margin for LIBOR LOANS and CANADIAN BA RATE LOANS will be:	then the applicable margin for U.S. BASE RATE LOANS, CANADIAN BASE RATE LOANS and CANADIAN PRIME RATE LOANS will be:
I	Greater than or equal to $100 million	1.75%	0.75%

II	Greater than or equal to $40 million but less than $100 million	2.00%	1.00%

III	Less than $40 million	2.25%	1.25%

Until April 4, 2012, the Applicable Margin set forth in Level II above shall apply. Thereafter, the Applicable Margin shall be adjusted (whether upward or downward) quarterly, on the third Business Day of each Fiscal Quarter, commencing on April 4, 2012, based upon Average Availability for the immediately preceding Fiscal Quarter. If any Event of Default exists at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the fifth Business Day after the date on which such Event of Default is waived in writing by Agent.

If Agent is unable to determine Average Availability due to Borrowers’ failure to deliver an updated Borrowing Base Certificate as required by this Agreement, then Agent may elect to have the Applicable Margin determined based upon Level III of the above grid or may elect to assess the Default Rate.

Applicable Unused Line Fee Margin: with respect to any period, 0.375%.

Availability: as of any date of determination, the remainder of (a) the lesser of (i) the aggregate Revolver Commitments on such date of determination less the LC Reserve on such date of determination and (ii) the Borrowing Base on such date of determination, minus (b) the sum of the principal balance of all U.S. Revolver Loans on such date of determination plus the Dollar Equivalent of the principal balance of all Canadian Revolver Loans on such date of determination.

Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve; (b) the Rent and Charges Reserve; (c) the LC Reserve; (d) the Bank Product Reserve; (e) the

Dilution Reserve; (f) all accrued Royalties, whether or not then due and payable by a Borrower or a Canadian Obligor; (g) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (h) the Canadian Priority Payables Reserve; (i) a reserve for freight and duty costs in connection with Eligible In-Transit Inventory; (j) the Existing Subordinated Debt Reserve; (k) the Permitted Bond Refinancing Notes Reserve; and (l) such additional reserves, in such amounts and with respect to such matters, as Agent in its Credit Judgment may elect to impose from time to time.

Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the amount permitted under Section 4.09(b)(1) of the Indenture and (b) the sum of:

(i) the Accounts Formula Amount on such date of determination, plus

(ii) the Inventory Formula Amount on such date of determination, plus

(iii) the lesser of (A) an amount equal to twenty percent (20%) of the aggregate Commitments on such date of determination and (B) the sum of (1) the Equipment Formula Amount on such date of determination minus the Equipment Amortization Amount on such date of determination, plus (2) subject to the proviso set forth in the definition of Post-Closing Equipment Formula Amount, the Post-Closing Equipment Formula Amount on such date of determination minus the Post-Closing Equipment Amortization Amount on such date of determination, minus

(iv) the Availability Reserve on such date of determination.

The Equipment Formula Amount and the Post-Closing Equipment Formula Amount shall be subject to adjustment downward (and not upward) at the end of the second Extended Loan Year. At such time, Borrowers shall cause an updated appraisal (the “Second Extended Loan Year Appraisal”) of all Equipment as of a date not more than 60 days and not less than 30 days prior to the second anniversary of the Third Amendment Effective Date to be delivered to Agent, which appraisal shall have been conducted by an appraiser reasonably satisfactory to Agent pursuant to the same methodology applied in determining the Equipment Formula Amount on the Third Amendment Effective Date and reported in form and detail reasonably satisfactory to Agent. If the amount calculated pursuant to clause (iii)(B) above as of the date of the Second Extended Loan Year Appraisal exceeds 85% of the NOL Value of Eligible Equipment as determined by the Second Extended Loan Year Appraisal, then the Equipment Formula Amount and the Post-Closing Equipment Formula Amount, as applicable, will be adjusted downward in a corresponding amount, and Borrowers will be required to repay, on demand, any Overadvance caused by such adjustment to the Borrowing Base.

If any amount in this definition is stated in a currency other than Dollars on any date, then such amount on such date shall be equal to the Dollar Equivalent of such amount in such other currency.

Canadian Priority Payables Reserve: on any date of determination for Canadian Obligors, a reserve established from time to time by Agent in its discretion (including, without limitation, the Wage Earner Protection Act Reserve) in such amount as Agent may determine reflects the unpaid (when due) or un-remitted (when due) payroll tax deductions, unpaid (when due) pension plan contributions, employment insurance premiums, amounts deducted for vacation pay, workers’ compensation and other unpaid (when due) or unremitted (when due) amounts by any Canadian Obligor which would give rise to a Lien with priority under Applicable Law over the Lien of Agent for the benefit of the Secured Parties.

Eligible Account: an Account owing to a Borrower or a Canadian Guarantor that arises in the Ordinary Course of Business from the sale of goods or rendition of services, is payable in Dollars (or, in the case of an Account owing to a Canadian Obligor, in Dollars or Canadian Dollars) and is deemed by Agent, in its Credit Judgment, to be an Eligible Account. Without limiting the foregoing, no Account shall be an Eligible Account if (a) it is unpaid for more than 60 days after the original due date, or more than 120 days after the original invoice date or is listed in Borrowers’ books as a “problem aging”; (b) 50% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause; (c) when aggregated with other Accounts owing by the Account Debtor, it exceeds 10% of the aggregate Eligible Accounts (or such higher percentage as Agent may establish for the Account Debtor from time to time), but only as to such excess; (d) it does not conform with a material covenant or representation herein; (e) it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback or credit, including all accrued customer rebates, incentive payments and allowances (but ineligibility shall be limited to the amount thereof); (f) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not Solvent; (g) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada unless (i) such Account is covered by credit insurance in an amount and pursuant to a policy acceptable to Agent in its reasonable discretion and pursuant to which Agent has been designated the sole lender’s loss payee pursuant to documentation acceptable to Agent in its reasonable discretion or such Account is backed by a letter of credit or other credit enhancement acceptable to Agent in all respects, or (ii) such Account is owing by an Account Debtor that is located in the United Kingdom or (iii) the amount of all such Accounts does not exceed $12,500,000 in the aggregate at any time (and the amount of all such Accounts owing by any single foreign Account Debtor may not exceed $1,500,000 in the aggregate at any time) and are otherwise acceptable to Agent in its sole and absolute discretion; (h) it is owing by a Government Authority, unless the Account Debtor is the United States or Canada or any department, agency or instrumentality thereof and if requested by Agent in its sole discretion, the Account has been assigned to Agent in compliance with the Assignment of Claims Act, the Financial Administration Act (Canada) or other Applicable Law; (i) it is not subject to a duly perfected, first priority Lien in favor of Agent, or is subject to any other Lien (other than a Permitted Lien that is junior in priority to Agent’s Liens); (j) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (k) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (l) its payment has been extended, the Account Debtor has made a partial payment, or it arises from a sale on a cash-on-delivery basis; (m) it arises from a sale to an Affiliate, including any Account owing by the Portuguese Subsidiary to a Borrower or a Canadian Guarantor, or from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, or other repurchase or return basis or from a consignment of goods by a Person to a Borrower or a Canadian Guarantor; (n) it

represents a progress billing or retainage; (o) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; (p) it arises from a retail sale to a Person who is purchasing for personal, family or household purposes; or (q) it arises from a sale of private label Inventory that has been deemed ineligible by Agent in its sole and absolute discretion (or in the exercise of its Credit Judgment, but only with respect to private label Inventory sold to a customer that has executed an acknowledgment and assurance letter in favor of, and in form and substance satisfactory to, Agent). In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 120 days from invoice date will be excluded.

Equipment Amortization Amount: on a monthly basis, the sum of (a) $249,447 on the first day of each month during the first Extended Loan Year, (b) $249,447 on the first day of each month during the second Extended Loan Year, (c) $498,893 on the first day of each month during the third Extended Loan Year, (d) $498,893 on the first day of each month during the fourth Extended Loan Year, (e) $498,893 on the first day of each month during the fifth Extended Loan Year, and (f) the then outstanding remaining balance thereof on the Commitment Termination Date.

Equipment Formula Amount: 85% of the NOL Value of Eligible Equipment as of the Third Amendment Effective Date, which amount equals $29,933,600.

Fee Letter: collectively, the fee letter dated the Closing Date between Agent and Borrowers and that certain fee letter dated November 9, 2011 by and among Agent, Lead Arranger and Borrowers.

Fixed Charges: with respect to any period, the sum of interest expense (other than payment-in-kind), plus principal payments made on Borrowed Money (excluding any repayment of the Loans and any voluntary prepayments of Borrowed Money made in accordance with this Agreement), plus the Equipment Amortization Amount, plus the Post-Closing Equipment Amortization Amount (regardless of whether a principal payment is made or required to be made in respect of such Equipment Amortization Amount or Post-Closing Equipment Amortization Amount).

Foreign Subsidiary: a Subsidiary organized under laws other than Canada or any province or territory thereof or under the laws of a state of the United States or the District of Columbia.

Inventory Formula Amount: on any date of determination, an amount equal to the lesser of:

(i) 70% of the Value of all Eligible Inventory, whether consisting of finished goods, work-in-process or any type of raw materials on such date of determination; and

(ii) the sum of:

(A) 85% of the NOLV Percentage of Eligible Inventory consisting of finished goods on such date of determination, plus

(B) 85% of the NOLV Percentage of Eligible Inventory consisting of work-in-process on such date of determination, plus

(C) 85% of the NOLV Percentage of Eligible Inventory consisting of polyethylene resin raw materials on such date of determination, plus

(D) 85% of the NOLV Percentage of Eligible Inventory consisting of polypropylene resin raw materials on such date of determination, plus

(E) 85% of the NOLV Percentage of Eligible Inventory consisting of other raw materials on such date of determination.

Letter of Credit Subline: the Dollar Equivalent of $25,000,000.

Post-Closing Equipment Amortization Amount: with respect to any Availability added to the Borrowing Base based upon the Post-Closing Equipment Formula Amount, as of any date of determination, the aggregate amortization of such amount determined as follows: as of the first day of each month following the month in which such Availability is added to the Borrowing Base, the Post-Closing Equipment Amortization Amount shall be increased by the applicable percentage referenced below:

Date	Amortization Rate
Months 1 through 24	0.833% per month

Months 25 through 60	1.667% per month

Commitment Termination Date	The then outstanding remaining balance thereof

Post-Closing Equipment Formula Amount: as of any date of determination, an amount equal to 85% of the NOL Value on such date of determination of Eligible Equipment acquired by a Borrower or a Canadian Guarantor after the Third Amendment Effective Date and owned by a Borrower or a Canadian Guarantor on such date of determination.

Eligible Equipment in the Post-Closing Equipment Formula Amount will consist only of Eligible Equipment acquired subsequent to the effective date of the most recent appraisal after the Third Amendment Effective Date whereby Eligible Equipment was contributed to Availability from the Equipment Formula Amount or Post-Closing Equipment Formula Amount provided, that a Borrower or a Canadian Guarantor are permitted only one addition to the Post-Closing Equipment Formula Amount per Extended Loan Year in respect of Availability created from the Post-Closing Equipment Formula Amount.

Required Lenders: at any date of determination thereof, Lenders having Borrower Group Commitments representing more than 50% of the aggregate Borrower Group Commitments at such time (and, if at any time there are six or more Lenders hereunder, then the Required Lenders must include at least three Lenders representing such percentage of the aggregate Borrower Group Commitments); provided, however, that if any Lender shall be in breach of any of its obligations hereunder to Borrowers or Agent, including any breach resulting from its failure to honor its Borrower Group Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term “Required Lenders” shall mean Lenders (excluding each Lender that is in breach of its obligations under this Agreement) having Borrower Group Commitments representing more than 50% of the aggregate Borrower Group Commitments (excluding the Borrower Group Commitments of each Lender that is in breach of its obligations under this Agreement) at such time (and, if at any time there are six or more Lenders hereunder (excluding breaching Lenders), then the Required Lenders must include at least three Lenders (other than breaching Lenders) representing such percentage of the aggregate Borrower Group Commitments); provided further, however, that if all of the Borrower Group Commitments have been terminated, the term “Required Lenders” shall mean Lenders (excluding each Lender that is in breach of its obligations under this Agreement) holding Revolver Loans (including Swingline Loans) representing more than 50% of the aggregate principal amount of Revolver Loans (including Swingline Loans) outstanding at such time (and, if there are six or more Lenders (excluding breaching Lenders), then the Required Lenders must include at least three Lenders (other than breaching Lenders) holding Revolver Loans representing such percentage of the aggregate amount of Revolver Loans and Swingline Loans).

Restricted Investment: any Investment by an Obligor or Subsidiary (other than an Excluded Foreign Subsidiary), other than (a) Investments in Subsidiaries to the extent existing on the Closing Date; (b) Cash Equivalents that are subject to Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to such Agent; (c) loans and advances permitted under Section 10.2.7; (d) the conversion of any amounts owed by Fibope to any Obligor as of the Closing Date into Equity Interests in Fibope; (e) cash equity Investments in Subsidiaries that are Obligors, so long as no Event of Default exists at the time of any such Investment; and (f) any other Investment, so long as (i) all of the Restricted Payment Conditions (Acquisitions) are satisfied and (ii) all of the Permitted Investment Additional Conditions are satisfied.

Restricted Payment Conditions: with respect to any proposed Distribution, loan or other payment, except for those payments subject to the Restricted Payment Conditions (Acquisitions) or the Restricted Payment Conditions (Prepayments), satisfaction of each of the following conditions as determined by Agent in its reasonable discretion:

(a) no Default or Event of Default exists or would be caused thereby, and

(b) after giving pro forma effect to such Distribution, loan or other payment, either

(i) Availability is greater than $60,000,000, or

(ii) (A) Availability is greater than $35,000,000, but less than or equal to $60,000,000, and (B) the Fixed Charge Coverage Ratio as of the last day of the immediately preceding fiscal month for which financial statements have been delivered to Agent and Lenders for the twelve fiscal months then ended and after giving pro forma effect to such Distribution, loan or other payment, is at least 1.1 to 1.0.

Revolver Termination Date: the earliest to occur of (i) the Stated Maturity Date; (ii) the date that is ninety (90) days prior to the maturity date of the Existing Subordinated Debt under the Indenture, unless, on or before such date (A) Agent has implemented the Existing Subordinated Debt Reserve (which will not be implemented sooner than ninety (90) days prior to the maturity date of the Existing Subordinated Debt under the Indenture) and no Overadvance or Event of Default occurs as a result thereof, or (B) Borrowers pay in full, refinance or extend the maturity of the Existing Subordinated Debt to a date that is not earlier than the date that is ninety (90) days after the Stated Maturity Date, on terms that are not materially more restrictive (including, without limitation, the subordination of such Debt to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced and that no additional Lien is granted to secure it) on the Obligors than the terms set forth in the Indenture as in effect on the Third Amendment Effective Date (or, if materially more restrictive, on terms that are satisfactory to Agent) and that are otherwise reasonably satisfactory to Agent (it being understood, however, that Borrowers may refinance a portion of the Existing Subordinated Debt (in aggregate principal amount not to exceed $30,000,000) with Permitted Bond Refinancing Notes, to the extent permitted by Section 10.2.1(b)); and (iii) the date that is ninety (90) days prior to the maturity date of any Permitted Bond Refinancing Notes, unless, on or before such date (A) Agent has implemented the Permitted Bond Refinancing Notes Reserve (which will not be implemented sooner than ninety (90) days prior to the maturity date of the Existing Subordinated Debt under the Indenture) and no Overadvance or Event of Default occurs as a result thereof, or (B) Borrowers pay in full, refinance or extend the maturity of the Permitted Bond Refinancing Notes to a date that is not earlier than the date that is ninety (90) days after the Stated Maturity Date, on terms that are not materially more restrictive (including, without limitation, the subordination of such Debt to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced and that no additional Lien is granted to secure it) on the Obligors than the terms set forth in the Permitted Bond Refinancing Notes at the time the Permitted Bond Refinancing Notes are approved by Agent (or, if materially more restrictive, on terms that are satisfactory to Agent) and that are otherwise reasonably satisfactory to Agent.

U.S. Base Rate: for any day, a per annum rate equal to the greater of (a) the U.S. Prime Rate for such day; (b) the U.S. Federal Funds Rate for such day plus 0.50%; and (c) LIBOR for a 30 day Interest Period as determined on such day plus 1.00%.

(c) By deleting clause (iii) of the definition of “Permitted Real Estate Debt Conditions” from Section 1.1 of the Loan Agreement in its entirety, and by substituting the following in lieu thereof:

(iii)(A) with respect to Permitted Real Estate Debt incurred before the Third Amendment Effective Date, the maturity date of such Permitted Real Estate Debt is no earlier than June 28, 2013 and (B) with respect to Permitted Real Estate Debt incurred after the Third Amendment Effective Date, the maturity date of such Permitted Real Estate Debt is no earlier than a date that is reasonably satisfactory to Agent at the time such Permitted Real Estate Debt is incurred; and

(d) By deleting Section 8.1 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

8.1 Borrowing Base Certificates. No later than the 15th day of each month, Borrowers and Canadian Guarantors shall deliver to Agent (and Agent shall promptly deliver same to Lenders) a Borrowing Base Certificate prepared as of the close of business of the previous month, and at such other times as Agent may request (provided that Agent shall not request Borrowing Base Certificates more frequently than monthly so long as Availability is at least $30,000,000 and no Default or Event of Default exists). All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and Canadian Guarantors and certified by a Senior Officer of each Borrower and Canadian Guarantor, provided that Agent may from time to time review and adjust any such calculation to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve. Each Borrowing Base Certificate shall set forth the calculation of the Borrowing Base in Dollars and the Dollar equivalent. In no event shall the Borrowing Base, Availability, U.S. Availability or Canadian Availability on any date be deemed to exceed the amounts shown on the Borrowing Base Certificate last received by Agent prior to such date, as the calculation in such Borrowing Base Certificate may be adjusted from time to time by Agent as herein authorized.

(e) By deleting the phrase “except as disclosed on Schedule 9.1.25,” from Section 9.1.25 of the Loan Agreement.

(f) By deleting the phrase “the Closing Date” from (i) the first sentence of the first full paragraph following clause (b)(ii) of Section 8.3.3 of the Loan Agreement, (ii) Section 9.1.5 of the Loan Agreement, (iii) Section 10.2.4 of the Loan Agreement and (iv) Section 10.2.14 of the Loan Agreement and by substituting, in each case, “the Third Amendment Effective Date” in lieu thereof.

(g) By deleting Section 10.1.1(b) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

(b) Reimburse Agent for all reasonable charges, costs and expenses of Agent in connection with (i) examinations of any Obligor’s books and records or any other financial or Collateral matters as Agent deems appropriate, up to one time per Extended Loan Year (unless Availability is less than $100,000,000 at any time during such Extended Loan Year, then up to two times in such Extended Loan Year, and if Availability is less than $30,000,000 at any time during such Extended Loan Year, then up to three times in such Extended Loan Year); and (ii) appraisals of Inventory up to one time per Extended Loan Year (unless Availability is less than $100,000,000 at any time during such Extended Loan Year, then up to two times in such Extended Loan Year). Notwithstanding the foregoing sentence, if an examination or appraisal of any Collateral is initiated during a Default or Event of Default, all charges, costs and expenses therefor with respect to any Obligor within a Borrower Group shall be reimbursed by Borrowers within such Borrower Group without regard to such limits. Subject to and without limiting the foregoing, Borrowers specifically agree to pay Agent’s then standard charges for each day that an employee of Agent or its Affiliates is engaged in any examination activities, and shall pay the standard charges of Agent’s internal appraisal group. This Section shall not be construed to limit Agent’s right to conduct examinations or to obtain appraisals at any time in its discretion, nor to use third parties for such purposes, subject, however, to the expense reimbursement limitations set forth in the first sentence of this Section 10.1.1(b).

(h) By deleting Section 10.2.1(b) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

(b) (i) Subordinated Debt (including the Existing Subordinated Debt) and (ii) so long as no Event of Default exists at the time of the incurrence of such Debt, Debt in an amount not to exceed $30,000,000 in the aggregate at any time incurred for the purpose of refinancing a portion of the Existing Subordinated Debt which consists of short-term unsecured notes on terms not materially more restrictive (including, without limitation, the subordination of such Debt to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced and that no additional Lien is granted to secure it) on the Obligors than the terms relating to the Existing Subordinated Debt refinanced thereby (or, if materially more restrictive, on terms that are reasonably satisfactory to Agent) and that are otherwise reasonably satisfactory to Agent (such notes, “Permitted Bond Refinancing Notes”);

(i) By deleting Section 10.2.1(k) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

(k) Debt owing by a U.S. Obligor to another U.S. Obligor or to a Canadian Obligor or by a Canadian Obligor to another Canadian Obligor or to a U.S. Obligor and if any Debt owed by such Obligor to such other Obligor is evidenced by a note or other Instrument, the applicable Obligor shall execute a Note Pledge Agreement with substantially the terms as those contained in the Note Pledge Agreements executed by Obligors in favor of Agent on the Closing Date, and the original of such note or other Instrument shall be delivered to Agent to hold as Collateral (provided that the execution of such Note Pledge Agreement and the delivery of such original note or other Instrument to Agent shall not have the effect of prohibiting the lender on such Debt from amending, modifying, renewing or converting such Debt to Equity Interests so long as (i) no Event of Default exists at the time of any such amendment, modification, renewal or conversion and (ii) with respect to any conversion, the resulting Equity Interests are pledged to Agent and all certificates representing such Equity Interests are delivered to Agent, together with corresponding powers endorsed in blank); and

(j) By adding the following new clause (m) to Section 10.2.1 of the Loan Agreement:

(m) so long as no Event of Default exists or would result therefrom, Debt for Borrowed Money incurred by a Borrower from any Foreign Subsidiary, to the extent the aggregate principal amount of all Debt owed by Borrowers to Foreign Subsidiaries does not exceed $12,000,000 at any time and provided that all such Debt is unsecured and subordinated to the Obligations on terms and pursuant to subordination agreements satisfactory to Agent, which subordination agreements shall provide, among other things, that no repayments in respect of such Debt may be made at any time unless each of the Restricted Payment Conditions (Prepayments) is satisfied at the time of any such repayment;

(k) By deleting Section 10.2.7 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

10.2.7 Loans. Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (c) deposits with financial institutions permitted hereunder; (d) as long as no Default or Event of Default exists, intercompany loans by a U.S. Obligor to another U.S. Obligor or to a Canadian Obligor or by a Canadian Obligor to another Canadian Obligor or a U.S. Obligor; (e) loans to Foreign Subsidiaries so long as each of the Restricted Payment Conditions is satisfied; and (f) loans to Excluded Foreign Subsidiaries so long as each of the Restricted Payment Conditions is satisfied.

(l) By deleting Section 10.2.8 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

10.2.8 Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any (a) Subordinated Debt, except (i) regularly scheduled payments of interest and fees, but only to the extent permitted under any subordination agreement or subordination provisions (including, in the case of the Existing Subordinated Debt, the subordination provisions provided for in the Indenture) relating to such Debt; (ii) so long as each of the Restricted Payment Conditions (Prepayments) is satisfied, both before and after giving effect thereto, any prepayments (and related prepayment fees and associated costs) with respect to Subordinated Debt; (iii) prepayments arising from refinancing of any Subordinated Debt so long as the Refinancing Conditions are satisfied; and (iv) prepayments not to exceed, together with all prepayments made pursuant to Section 10.2.8(b)(iv), $10,000,000 in the aggregate during the period commencing on the Third Amendment Effective Date and ending on the Stated Maturity Date, so long as no Event of Default or Overadvance exists at the time of any such prepayment or would result therefrom; or (b) Borrowed Money (other than the Obligations and Subordinated Debt) except (i) regularly scheduled payments of principal, interest and fees, (ii) so long as each of the Restricted Payment Conditions (Prepayments) is satisfied both before and after giving effect thereto, any prepayments (and related prepayment fees and associated costs) with respect to Borrowed Money; (iii) prepayments arising from refinancing such Debt so long as the Refinancing Conditions are satisfied; and (iv) prepayments not to exceed, together with all prepayments made pursuant to Section 10.2.8(a)(iv), $10,000,000 in the aggregate during the period commencing on the Third Amendment Effective Date and ending on the Stated Maturity Date, so long as no Event of Default or Overadvance exists at the time of any such prepayment or would result therefrom. For purposes of clarity, payments under Section 10.2.8(a)(iv) and Section 10.2.8(b(iv) shall not include any other payments made in accordance with this Section 10.2.8.

(m) By deleting Section 10.2.17(f) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

(f) Reserved;

(n) By deleting Section 12.13 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

12.13 Agent Titles. Each Lender, other than Bank of America, that is designated (in the Preamble to the Third Amendment or otherwise) by Bank of America as an “Agent” or “Arranger” of any type (including, without limitation, any Syndication Agent) shall not have any right, power, responsibility or duty under any Loan Documents other than those applicable to all Lenders, and shall in no event be deemed to have any fiduciary relationship with any other Lender.

(o) By deleting Schedules 1.1, 8.3.3, 8.5, 8.6.1, 9.1.4, 9.1.5, 9.1.12, 9.1.15, 9.1.16, 9.1.17, 9.1.19, 9.1.21, 10.2.2 and 10.2.17 of the Loan Agreement in their entirety and by substituting Schedules 1.1, 8.3.3, 8.5, 8.6.1, 9.1.4, 9.1.5, 9.1.12, 9.1.15, 9.1.16, 9.1.17, 9.1.19, 9.1.21, 10.2.2 and 10.2.17 attached to this Amendment in lieu thereof, respectively.

3. Ratification and Reaffirmation. Each Obligor hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Loan Documents to which it is a party.

4. Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); the security interests and liens granted by such Obligor in favor of Agent are duly perfected, first priority security interests and Liens; and, as of the opening of business on January 30, 2012, the unpaid principal amount of the U.S. Revolver Loans totaled $70,729,203.63, the unpaid principal amount of the Canadian Revolver Loans totaled Cdn $-0-, and the LC Obligations totaled $1,652,000.00.

5. Representations and Warranties. Each Obligor represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of such Obligor and this Amendment has been duly executed and delivered by such Obligor; all of the representations and warranties made by such Obligor in the Loan Agreement are true and correct on and as of the date hereof; and, as of the date hereof, no Obligor has any claim or cause of action of any kind or nature against Agent, any Lender, Lead Arranger, or any officers, directors, agents, employees, successors and assigns of Agent, any Lender or Lead Arranger, whether absolute or contingent, disputed or undisputed, at law or in equity, which arise out of or in connection with any of the Loan Documents or otherwise.

6. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction, on or before the date hereof, of all of the following conditions precedent in form and substance satisfactory to Agent and Lead Arranger:

(a) Agent shall have received this Amendment, duly executed and delivered by each Obligor and each Lender;

(b) No Default or Event of Default shall exist on the Third Amendment Effective Date after giving effect to the terms of this Amendment, and Agent and Lead Arranger shall be satisfied that, after giving effect to the terms of this Amendment, Borrowers will not be in default under any Material Contract, including, without limitation, in respect of the debt limitations contained in the Indenture;

(c) No material adverse change in the business, assets, properties, liabilities, operations or condition of Borrowers shall, in the opinion of Agent or Lead Arranger, occur either before or immediately after giving effect to the terms of this Amendment;

(d) Agent and Lead Arranger shall have received (i) results of updated field examinations and appraisals of the Collateral, (ii) current searches of appropriate filing offices showing that no Liens have been filed and remain in effect against any Obligor except Liens permitted pursuant to the Loan Agreement, (iii) monthly financial projections of Borrowers and Availability projections for Fiscal Year 2012, (iv) annual financial projections of Borrowers and Availability Projections for Fiscal years 2013 through 2017, and (v) interim financial statements as of November 26, 2011, in each case, in form and substance acceptable to Agent and Lead Arranger;

(e) Borrowers shall have Availability equal to or greater than $40,000,000 immediately after giving effect to the terms of this Amendment (including after any adjustments to the Borrowing Base contemplated hereby);

(f) Agent, Lead Arranger and Lenders shall have received payment of all fees and expenses to be paid by Borrowers to them on the date of this Amendment as provided in that certain Fee Letter dated November 9, 2011 and as provided in this Amendment;

(g) Agent and Lead Arranger shall have received signed commitments from Lenders totaling an aggregate amount not less than $200,000,000;

(h) Agent shall have received one or more duly executed and delivered counterparts of a pledge agreement pursuant to which Intertape Polymer Group Inc., a corporation organized under the Canada Business Corporations Act, pledges to Agent, for its benefit and for the benefit of the other Secured Parties, 100% of the Equity Interests of Intertape Polymer Europe GmbH, together with the certificates representing such Equity Interests (if any) and corresponding undated powers endorsed in blank (if applicable);

(i) Agent shall have received a certificate executed by each Obligor’s Secretary or Assistant Secretary certifying that attached to such certificate are (i) true, correct and complete copies of the resolutions of such Obligor’s directors or similar governing body and, if required, owners, authorizing the execution, delivery and performance of the Third Amendment Documents, (ii) true, correct and complete copies of such Obligor’s Organic Documents, and (iii) examples of the signatures of each Obligor’s officers or agents authorized to execute and deliver the Third Amendment Documents;

(j) Agent shall have received a current certificate issued by the Secretary of State or other analogous governmental official of Canada or any Province thereof or the State of each Obligor’s jurisdiction of organization, certifying that such Obligor is in compliance with all applicable organizational requirements of such jurisdiction;

(k) Agent shall have received all certificates of insurance and endorsements required under the Loan Agreement;

(l) Agent shall have received opinions of counsel to the Obligors addressed to Agent and the Lenders covering matters customary for transactions of the type contemplated by this Amendment and such other matters as Agent and its counsel may reasonably request;

(m) Agent shall have received such other documents and instruments as Agent may reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

9. Expenses of Agent. In consideration of each Lender’s willingness to enter into this Amendment and grant the accommodations set forth herein, Borrowers hereby jointly and severally agree to pay to Agent, for the benefit of the Lenders party hereto, on demand, all costs and expenses incurred by Agent and Lead Arranger in connection with the preparation, negotiation, enforcement and execution of, and due diligence with respect to, this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10. Consent and Reaffirmation of Guarantors. By its signature hereto, each of the Guarantors hereby (i) acknowledges receipt of a copy of this Amendment, (ii) consents to the Borrowers’ execution and delivery thereof and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the state of New York.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page delivered by a party hereto by facsimile or other electronic transmission shall be deemed to be an original signature page hereto.

15. Further Assurances. Each Obligor agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Release. As further consideration to induce Agent and each Lender to execute, deliver and perform this Amendment, each Obligor represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which such Obligor may have, or claim to have, against Agent or any Lender with respect to the subject matter hereof, the Loan Agreement, the Loan Documents, or matters relating thereto, or any of them, and each Obligor hereby releases, acquits and forever discharges Agent, Joint Lead Arrangers and each Lender and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that such Obligor may have, or claim to have, against each of the such Released Parties with respect to the subject matter hereof, the Loan Agreement, the Loan Documents or matters relating thereto from the beginning of time until and through the dates of execution and delivery of this Amendment.

18. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank;

signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.

U.S. BORROWERS:

INTERTAPE POLYMER CORP.

By:	/s/ Gregory A. Yull
Name:	Gregory A. Yull
Title:	President

IPG (US) HOLDINGS INC.

By:	/s/ Gregory A. Yull
Name:	Gregory A. Yull
Title:	President

IPG (US) INC.

By:	/s/ Gregory A. Yull
Name:	Gregory A. Yull
Title:	President

CANADIAN BORROWER:

INTERTAPE POLYMER INC.

By:	/s/ Gregory A. Yull
Name:	Gregory A. Yull
Title:	President

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

GUARANTORS:

ECP GP II INC.

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Senior Vice President Administration

ECP L.P.
By: ECP GP II Inc., General Partner

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Senior Vice President Administration

INTERTAPE POLYMER GROUP INC.

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Senior Vice President Administration

INTERTAPE POLYMER US INC.

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Senior Vice President Administration

IPG HOLDINGS LP
By: Intertape Polymer Inc., General Partner

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Vice President

SPUNTECH FABRICS INC.

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	Vice President

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

POLYMER INTERNATIONAL CORP.

By:	/s/ Burgess H. Hildreth
Name:	Burgess H. Hildreth
Title:	President

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Third Amendment to Loan and Security Agreement (Intertape)

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

Address:

300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Intertape Loan Administration
Telecopy:	404-607-3277

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

WELLS FARGO BANK, N.A.,
as a U.S. Lender

By:	/s/ Reza Sabahi
Name:	Reza Sabahi
Title:	Authorized Signatory

Address:

301 S. College St.
22nd Floor
Charlotte, NC 28202
Attention:	Intertape Loan Adm.
Telecopy:	704-715-0016

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Third Amendment to Loan and Security Agreement (Intertape)

WELLS FARGO CAPITAL FINANCE CORPORATION (CANADA),
as a Canadian Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Authorized Signatory

Address:

40 King St. W. Suite 2500
Toronto, Ontario
M5H 3Y2
Attention:	Domenic Cosentino
Telecopy:	416-775-2990

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

ROYAL BANK OF CANADA,
as a U.S. Lender and a Canadian Lender

By:	/s/ Julita Tyszewicz
Name:	Julita Tyszewicz
Title:	Attorney-in-Fact

Address:

200 Bay Street
30th Floor, South Tower
Toronto, Ontario
M5J 2J5
Attention:	Portfolio Manager
Telecopy:	416-974-7620

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By:	/s/ Katherine Cliffel
Name:	Katherine Cliffel
Title:	Vice President & Authorized Signer

Address:

1300 E. 9th Street, FL13
Cleveland, OH 44114

Attention:	Katherine Cliffel
Telecopy:	216-781-2071

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Senior Vice President

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

TD BANK, N.A.,
as a U.S. Lender

By:	/s/ Cyntra A. Trani
Name:	Cyntra A. Trani
Title:	Senior Vice President

Address:

317 Madison Avenue
3rd Floor
New York, NY 10017
Attention:	Al Forzano
Telecopy:	856-533-7124

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Third Amendment to Loan and Security Agreement (Intertape)

THE TORONTO DOMINION BANK,
as a Canadian Lender

By:	/s/ Nick Dounas
Name:	Nick Dounas
Title:	Vice-President

THE TORONTO DOMINION BANK,
as a Canadian Lender

By:	/s/ Darcy Mack
Name:	Darcy Mack
Title:	Vice-President

Address:

66 Wellington St. W. 39th Floor
Toronto, Ontario
M5K IA2
Attention:	Nick Dounas
Telecopy:	416-982-6488

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Third Amendment to Loan and Security Agreement (Intertape)

U.S. BANK, NATIONAL ASSOCIATION,
as a U.S. Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

Address:

200 South LaSalle Street
Chicago, Illinois 60604

Attention:	Carol Anderson
Telecopy:	312-325-8905

U.S. BANK, NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

Address:

170 Adelaide St. W. Suite 2300
Toronto, Ontario
M5H 1T1

Attention:	Joseph Rauhala
Telecopy:	416-306-3545

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Third Amendment to Loan and Security Agreement (Intertape)

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a U.S. Lender

By:	/s/ Mike Ehlert
Name:	Mike Ehlert
Title:	Senior Vice President

Address:

5420 LBJ Freeway, Suite 630
Dallas, Texas 75240

Attention:	Shawn Orgeron
Telecopy:	877-941-6812

[Signatures continue on following page.]

Third Amendment to Loan and Security Agreement (Intertape)

BANK OF AMERICA, N.A.,
as a U.S. Lender

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

Address:

300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Intertape Loan Administration
Telecopy:	404-607-3277

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Clara McGibbon
Name:	Clara McGibbon
Title:	Assistant Vice President

Address:

300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Intertape Loan Administration

Third Amendment to Loan and Security Agreement (Intertape)

SCHEDULE 1.1

to

Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	U.S. Revolver Commitment	Canadian Revolver Commitment Dollar Equivalent of:	Total Commitments Dollar Equivalent of:
Bank of America, N.A.	$55,250,000.00	$-0-	$55,250,000.00

Bank of America, N.A. (acting through its Canada branch)	$-0-	$4,750,000.00	$4,750,000.00

Wells Fargo Bank, N.A.	$50,500,000.00	$-0-	$50,500,000.00

Wells Fargo Capital Finance Corporation (Canada)	$-0-	$4,500,000.00	$4,500,000.00

Royal Bank of Canada	$18,375,000.00	$1,625,000.00	$20,000,000.00

TD Bank, N.A.	$18,375,000.00	$-0-	$18,375,000.00

The Toronto Dominion Bank	$-0-	$1,625,000.00	$1,625,000.00

JPMorgan Chase Bank, N.A.	$13,750,000.00	$-0-	$13,750,000.00

JPMorgan Chase Bank, N.A., Toronto Branch	$-0-	$1,250,000.00	$1,250,000.00

U.S. Bank, National Association	$13,750,000.00	$1,250,000.00	$15,000,000.00

Capital One Leverage Finance Corp.	$15,000,000.00	$-0-	$15,000,000.00

Total:	$185,000,000.00	$15,000,000.00	$200,000,000.00

SCHEDULE 8.3.3

to

Loan and Security Agreement

CONSIGNMENT AGREEMENTS

XXX

XXX

XXX

XXX

XXX

XXX

XXX

XXX

XXX

XXX

[Note: The redacted text lists various consignment agreements entered into]

SCHEDULE 8.5

to

Loan and Security Agreement

DEPOSIT ACCOUNTS

Account Holder	Depository Bank	Account Number	Type of Account

Intertape Polymer Corp.	Wells Fargo Bank (US)	XXX	Depository	USD

Intertape Polymer Corp.	Wells Fargo Bank (US)	XXX	Depository (Lockbox)	USD

Intertape Polymer Corp.	Comerica Bank (US)	XXX	Depository	USD

Intertape Polymer Corp.	Comerica Bank (US)	XXX	Depository (Lockbox)	USD

Intertape Polymer Inc.	Bank of America (Canada)	XXX	Depository	CAD

Intertape Polymer Inc.	Bank of America (Canada)	XXX	Depository	USD

ECP L.P.	Bank of America (Canada)	XXX	Depository	CAD

[Note: The redacted text lists various account numbers]

SCHEDULE 8.6.1

to

Loan and Security Agreement

BUSINESS LOCATIONS

1.	Obligors currently have the following business locations, and no others:

ECP GP II INC.	Chief Executive Office: 333 Bay Street Bay Adelaide Centre Suite 2900 Toronto, Ontario M5H 2T4	Other Locations: 1250 Rene-Levesque Blvd. West, Suite 2500, Montreal, Quebec H3B 4Y1 (location where books and records maintained)

ECP L.P.	Chief Executive Office: 333 Bay Street Bay Adelaide Centre Suite 2900 Toronto, Ontario M5H 2T4	Other Locations: 1250 Rene-Levesque Blvd. West, Suite 2500, Montreal, Quebec H3B 4Y1 (location where books and records maintained) 19680 – 94A Avenue, Langley, British Columbia V1M 3B7

INTERTAPE POLYMER CORP.	Chief Executive Office: 3647 Cortez Road West Bradenton, FL 34210 (Manatee County)	Other Locations:

2000 S. Beltline Blvd.,

Columbia, SC 29201

(Richland County)

360 Ringgold Industrial Pkwy.,

Danville, VA 24540

(Pittsylvania County)

317 Kendall Ave.,

Marysville, MI 48040

(St. Clair County)

741 – 4th Street,

Menasha, WI 54952

(Winnebago County)

760 West 1000 North,

Tremonton, UT 84337

(Box Elder County)

9942 Currie Davis Dr., Suite 23B,
Tampa, FL 33619

(Hillsborough County)

1101 Eagle Springs Rd.,

Danville, VA 24540

(Pittsylvania County)

772 Specialists Ave.,

Neenah, WI 54956

(Winnebago County)

1407 The Boulevard

Suite E

Rayne, LA 70578

(Acadia County)

1095 S. 4th Ave.,

Brighton, CO 80601

(Adams County)

341 Bullys St.,

Eagle Pass, TX 78852

(Maverick County)

2000 Enterprise Dr.,

Richmond, KY 40475

(Madison County)

2200 North McRoy Dr.,

Carbondale, IL 62901

(Jackson County)

INTERTAPE POLYMER GROUP INC.	Chief Executive Office: 1250 Rene-Levesque Blvd. West, Suite 2500, Montreal, Quebec H3B 4Y1	Other Locations: NONE

INTERTAPE POLYMER INC.	Chief Executive Office: 1250 Rene-Levesque Blvd. West, Suite 2500, Montreal, Quebec H3B 4Y1	Other Locations: 9999 Cavendish Blvd., 2nd Floor, Ville St. Laurent, Quebec H4M 2X5 50 Abbey Ave., Truro, Nova Scotia B2N 5G6 543 Willow St. Truro, Nova Scotia B2N 6T3

INTERTAPE POLYMER US INC.	Chief Executive Office: 3647 Cortez Road West Bradenton, FL 34210 (Manatee County)	Other Locations: NONE

IPG HOLDINGS LP	Chief Executive Office: 3647 Cortez Road West Bradenton, FL 34210	Other Locations: NONE

IPG (US) HOLDINGS INC.	Chief Executive Office: 3647 Cortez Road West Bradenton, FL 34210	Other Locations: NONE

IPG (US) INC.	Chief Executive Office: 3647 Cortez Road West Bradenton, FL 34210	Other Locations: NONE

POLYMER INTERNATIONAL CORP.	Chief Executive Office: Pittsylvania Industrial Park 1101 Eagle Springs Rd., Danville, VA 24540	Other Locations: NONE

SPUNTECH FABRICS INC.	Chief Executive Office: 1250 Rene-Levesque Blvd. West, Suite 2500, Montreal, Quebec H3B 4Y1	Other Locations: NONE

INTERTAPE POLYMER EUROPE GmbH	Chief Executive Office: Industrieweg 30 24955 Harrislee, Germany	Other Locations: Philipp-Reis-StraBe5 Flensburg, Germany 24941

2.	In the five years preceding the Third Amendment Effective Date, Obligors have had no office or place of business located in any county other than as set forth above, except:

1155 Rene-Levesque Blvd. West, Suite 4000, Montreal, Quebec H3B 3V2 (Canada)	1403 Foulk Rd., Suite 102-7, Wilmington, DE 19803 (US)	2965 André Ave. Dorval, Quebec H9P 1K7 (Canada)

285 St. Laurent St., Trois-Rivieres, Quebec G8T 7W8 (Canada) (Sold in 2007)	108E & 110E Montee de Liesse St. Laurent, Quebec H4T 1N4 (Canada)	2114 – 32nd Ave., Lachine, Quebec H8T 3H7 (Canada)

6580 Millcreek Drive, Mississagua, Ontario L5N 8B3 (Canada)	Airport Road Ontario, CA 91761 (US)	3701 Cortez Road West Bradenton, FL 34210

3 Timber Ct., Bolingbrook, IL 60440 (US)	129 Satellite Blvd. Suwanee, GA 30024 (US)	1201 and 1301 Spence Avenue Hawkesbury, Ontario K6A 3T4

102 Industrial Drive Rayne, LA 70578	369 Elgin Street Brantford, Ontario N3S 7P5	1105 N. Market St. Suite 1018 Wilmington, DE 19801

3.	The following bailees, warehouseman, similar parties and consignees hold inventory of an Obligor:

Name & Address of Party	Nature of Relationship	Amount of Inventory	Owner of Inventory
XXX	Converter/Processor	XXX	ECP
XXX	Converter/Processor	XXX	ECP
XXX	Consignee	XXX	ECP
XXX	Consignee	XXX	ECP
XXX	Consignee	XXX	ECP
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Warehouse	XXX	ECP
XXX	Warehouse	XXX	ECP

[Note: The redacted text lists the names and addresses of bailees, warehouseman, similar parties and consignees holding inventory of an obligor as well as the amount thereof]

Name & Address of Party	Nature of Relationship	Amount of Inventory	Owner of Inventory
XXX	Warehouse	XXX	ECP LP
XXX	Consignee	XXX	ECP LP
XXX	Warehouse	XXX	IPC
XXX	Warehouse	XXX	IPC
XXX	Consignee	XXX	ECP LP
XXX	Consignee	XXX	ECP LP
XXX	Consignee	XXX	ECP L.P./ECP GP II Inc
XXX	Consignee	XXX	ECP L.P./ECP GP II Inc.
XXX	Consignee	XXX	ECP LP
XXX	Consignee	XXX	IPC
XXX	Warehouse	XXX	Intertape Europe GmbH
XXX	Consignee	XXX	ECP LP
XXX	Consignee	XXX	ECP LP
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC

[Note: The redacted text lists the names and addresses of bailees, warehouseman, similar parties and consignees holding inventory of an obligor as well as the amount thereof]

Name & Address of Party	Nature of Relationship	Amount of Inventory	Owner of Inventory
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Consignee (Distributor)	XXX	IPC
XXX	Warehouse	XXX	ECP LP
XXX	Warehouse	XXX	ECP LP

[Note: The redacted text lists the names and addresses of bailees, warehouseman, similar parties and consignees holding inventory of an obligor as well as the amount thereof]

SCHEDULE 9.1.4

to

Loan and Security Agreement

NAMES AND CAPITAL STRUCTURE

1.	The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Obligor and Subsidiary are as follows:

Name	Jurisdiction	Number and Class of Authorized Shares	Number and Class of Issued Shares
Intertape Polymer Corp.	Delaware	1,000 Common	100 Common
IPG (US) Holdings Inc.	Delaware	10,000 Preferred 10,000 Common	684 Preferred 5,514 Common
IPG (US) Inc.	Delaware	10,000 Common	6,574 Common
IPG Holdings LP	Delaware	1 Unit per $1,000 contributed capital	45,540 General LP Units 460 Limited LP Units
Intertape Polymer US Inc.	Delaware	3,000 Common	2,000 Common
Polymer International Corp.	Virginia	5,000 Common	100 Common
Intertape Polymer Inc.	Canada	Unlimited Number of each of Class A, Class B, Class C, Class D, Class E and Class F	86,025,222 Class A 58,000,000 Class B 10,000,000 Class C
ECP GP II Inc.	Canada	Unlimited Number of Common	100 Common
ECP L.P.	Ontario	N/A	53,170,009 LP Units 1 GP Unit
Spuntech Fabrics Inc.	Canada	Unlimited Number of Class A Unlimited Number of Class B	1 Class A
Intertape Woven Products, S.A. De C.V.	Mexico	Unlimited	500
Intertape Woven Products Services, S.A. De C.V.	Mexico	Unlimited	500
Intertape Polymer Europe GmbH	Germany	N/A	1

2.	The record holders of Equity Interests of each Obligor and Subsidiary are as follows:

Name	Class of Stock	Number of Shares	Record Owner
Intertape Polymer Corp.	Common	100	IPG (US) Inc.
IPG (US) Holdings Inc.	Common Preferred	5,514 684	Intertape Polymer Group Inc. IPG Holdings LP
IPG (US) Inc.	Common	6,574	IPG (US) Holdings Inc.
IPG Holdings LP	Common Common	45,540 460	Intertape Polymer Inc. Intertape Polymer Group Inc.
Intertape Polymer US Inc.	Common	2,000	IPG (US) Inc.
Polymer International Corp.	Common	100	Intertape Polymer Corp.
Intertape Polymer Inc.	Class A Class B Class C	86,025,222 58,000,000 10,000,000	Intertape Polymer Group Inc. Polymer International Corp. Intertape Polymer Group Inc.
ECP GP II Inc.	Common	100	Intertape Polymer Inc.
ECP L.P.	Units	9 LP 1 GP	Intertape Polymer Inc. ECP GP II Inc.
Spuntech Fabrics Inc.	Class A	1	Intertape Polymer Inc.
Intertape Woven Products, S.A. De C.V.		495 5	Spuntech Fabrics Inc. Intertape Polymer Inc.

Name	Class of Stock	Number of Shares	Record Owner
Intertape Woven Products Services, S.A. De C.V.		495 5	Spuntech Fabrics Inc. Intertape Polymer Inc.
Intertape Polymer Europe GmbH		1	Intertape Polymer Group Inc.

3.	There are no agreements binding on holders of Equity Interests of any Obligor or Subsidiary with respect to such interests.

SCHEDULE 9.1.5

to

Loan and Security Agreement

FORMER NAMES AND COMPANIES

1.	Each Obligor’s and Subsidiary’s correct corporate name, as registered with the Secretary of State of its state of incorporation, is shown on Schedule 9.1.4.

2.	In the conduct of their businesses during five years preceding the Third Amendment Effective Date, Obligors and Subsidiaries have used the following names:

ENTITY	FICTITIOUS, TRADE OR OTHER NAME

ECP GP II Inc.	Formerly known as 4273460 Canada Inc.

ECP L.P.	Flexia Flexia Corporation ECP Société en commandite ECP Flexia L.P. Fib-Pak Fib-Pak Industries Inc.

Intertape Polymer Corp.	Intertape Polymer Group

Anchor Continental

International Container Systems

Rexford

American Tape

Tape, Inc.

United Tape Co.

Central Products

Spinnaker Electrical Tape

O & S Jet

Interpack Machinery

Cajun Bag

Intertape International Corp.

Polymer International Corp.	Intertape Polymer Group

Intertape Polymer Group Inc.	Intertape Polymer Group

Intertape Polymer Inc.	None

Spuntech Fabrics Inc.	None

IPG Holdings LP	None

IPG (US) Holdings Inc.	None

IPG (US) Inc.	None

Intertape Polymer US Inc.	None

3.	In the five years preceding the Third Amendment Effective Date, no Obligor or Subsidiary has been the surviving corporation of a merger or combination, except:

•	UTC Acquisition Corp. merged into COIF Holding Inc. effective 1/31/07.

•	COIF Holding Inc. merged into Polymer International Corp. effective 1/31/07.

•	Intertape International Corp. merged into Polymer International Corp. effective 1/31/07.

•	Flexia Corporation and Fib-Pak Industries, Inc. amalgamated to Flexia Corporation Ltd.

•	IPG Financial Services Inc. merged into Intertape Polymer Corp. effective 12/31/09.

4.	In the five years preceding the Third Amendment Effective Date, no Obligor or Subsidiary has acquired any substantial part of the assets of any Person, except:

- NONE –

SCHEDULE 9.1.12

to

Loan and Security Agreement

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.	Obligors’ and Subsidiaries’ patents:

SEE ATTACHED

2.	Obligors’ and Subsidiaries’ trademarks:

SEE ATTACHED

3.	Obligors’ and Subsidiaries’ copyrights:

SEE ATTACHED

4.	Obligors’ and Subsidiaries’ licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

Licensor	Licensee	Agreement	Date

XXX	Intertape Polymer Corp.	Exclusive License Agreement	March 4, 1999

XXX	Intertape Polymer Corp.	Basic License Agreement Number XXX	April 23, 2004

XXX	Intertape Polymer Inc.	Software License and Maintenance Agreement	April 3, 2003

XXX	Intertape Polymer Corp.	Upgrade to XXX Licenses	February 15, 2005

XXX	Intertape Polymer Corp.	XXX License Agreement	July 26, 2004

XXX	Intertape Polymer Corp.	Software Agreement	March 31, 2000

XXX	Intertape Polymer Corp.	Part of Master Software License Agreement	October 26, 2000

XXX	Intertape Polymer Corp.	Software Agreement	April 15, 2004

[Note: The redacted text lists the names of licensors or specific product identification]

Licensor	Licensee	Agreement	Date

XXX	Intertape Polymer Corp.	Supplier Subscriber Agreement	January 9, 2004

XXX	Intertape Polymer Corp.	Software Agreement	July 13, 1998

XXX	Intertape Polymer Corp.	Software Use Agreement	September 30, 2004

XXX	Intertape Polymer Corp.	Volume Licensing Agreement	February 15, 2005

XXX	Intertape Polymer Corp.	Software and Hardware Order	June 13, 2005

XXX	Intertape Polymer Corp.	Software License Agreement	March 28, 2000

XXX	Intertape Polymer Corp.	Retail Link Agreement	January 15, 2004

XXX	Intertape Polymer Corp.	Exhibit A to Maintenance and Support Order	August 2, 2004

XXX	Intertape Polymer Corp.	XXX Maintenance Agreement	July 30, 2005

XXX	Intertape Polymer Corp.	XXX Agreement	February 21, 2004

XXX	Intertape Polymer Corp.	XXX Enrollment	February 21, 2004

XXX	Intertape Polymer Corp.	XXX Customer Agreement	December 29, 2005

XXX	Intertape Polymer Corp.	Service Agreement	Last Updated October 26, 2006

XXX	Intertape Polymer Inc.	Software License and Maintenance Agreement	April, 2003

XXX	Intertape Polymer Corp.	Basic License Agreement Number XXX	April 23, 2004

[Note: The redacted text lists the names of licensors or specific product identification]

Licensor	Licensee	Agreement	Date

XXX	Intertape Polymer Corp.	Software License Services and Maintenance Agreement	April 30, 2003

XXX	Intertape Polymer Corp.	Software Agreement	November 2, 2004

XXX	Intertape Polymer Corp.	License Letter Agreement	July 2011

XXX	ECP GP II Inc.	Sublicense Agreement	August 29, 2008

XXX	Intertape Polymer Corp.	Software License	March 31, 2006

XXX	Intertape Polymer Corp.	Software License	circa. 2010

XXX	Intertape Polymer Corp.	Software License – Select Agreement: XXX	June 4, 2010

XXX	Intertape Polymer Corp.	Software License	circa. 1993

XXX	Intertape Polymer Corp.	Software License	March 16, 2010

XXX	Intertape Polymer Corp.	Software License	circa. 2000

XXX	Intertape Polymer Corp.	Software License	November 11, 2005

XXX	Intertape Polymer Corp.	Software License	May 2, 2011

XXX	Intertape Polymer Corp.	Software License	July 8, 2010

XXX	Intertape Polymer Corp.	Software License	circa. 1997

XXX	Intertape Polymer Corp.	Software License Agreement	March 1, 2010

[Note: The redacted text lists the names of licensors or specific product identification]

5.	Royalty Agreements:

•	Intellectual Property License Agreement dated December 31, 2004, as amended, between Intertape Polymer Corp., Licensor, and Fibope Portuguesa-Filmes Biorientados S.A., Licensee

Trademark Registrations and any Pending Applications:

Owner	Trademark Name	Registration/Application Number	Registration date Comments
ECP LP	ANCHOR (and Design)	493341	1998-04-21
ECP LP	CAJUN	476537	1997-05-21
ECP LP	CARTON MASTER	419601	1993-11-12 renewed: 2008-11-12
ECP LP	CLASSIC	472354	1997-03-11
ECP LP	EXLFILM	506820	1999-01-19
ECP LP	EXLFILM PLUS	537743	2000-11-27
ECP LP	EXLVALUE (and Design)	650,884	2005-10-20
ECP LP	HSD	432269	1994-08-26
ECP LP	I (Logo)	659025	2006-02-15
ECP LP	INTERPACK	1179374	Not registered
ECP LP	INTERTAPE	292887	1984-07-13 renewed:: 1999-07-13
ECP LP	INTERTAPE (and Design)	390498	1991-11-22 renewed: 2006-11-22
ECP LP	INTERTAPER	407883	1993-02-12 to be renewed on or before September 5, 2008
ECP LP	LEGEND	474975	1997-04-21
ECP LP	NOVA-PAC	273837	1982-11-12 renewed: 1997-11-12
ECP LP	NOVA-SEAL	1288200	Not registered
ECP LP	NOVA-SHIELD	1286281 & 683153 (same)	2007-03-07

Owner	Trademark Name	Registration/Application Number	Registration date Comments
ECP LP	NOVA-THENE	274570	1982-12-03 renewed: 1997-12-03
ECP LP	PG-27 DRAPEFAST PAINTMASKING SYSTEM (and Design)	647889	2005-09-13
ECP LP	PRO-MASK GREEN	1259391	Not registered
ECP LP	STRETCHFLEX	527504	2000-05-09
ECP LP	STRETCHFLEX (Design)	541142	2001-02-13
ECP LP	STRETCHFLEX (and Design)	1179373 & 658497 (same)	2006-02-09
ECP LP	STRETCHING THE POSSIBILITIES	541296	2001-02-19
ECP LP	TAPE	478427	1997-07-14
ECP LP	TAPE INC (and Design)	477530	1997-06-11
ECP LP	TRU-TEST	415810	1993-08-20
ECP LP	AQUAMASTER	1307892	7-5-2006
ECP LP	NOVAFLASH	1545648	9-29-2011

Trademark Registrations and any Pending Applications:

Owner	Trademark Name	Registration/Application Number	Registration date Comments
ECP GP II Inc.	FIBERFORCE	TMA354625 (Canada)	1989-04-14 renewed:2004-04-14
ECP GP II Inc.	FLEX-GUARD	TMA528057 (Canada)	2000-05-18 Note an application to amend the registration was filed on March 13, 2005 under application no. 0810553 01- this application is allowed
ECP GP II Inc.	FLEXIA CORPORATION	TMA561657(Canada)	The registration no. should read: 561675 2002-05-09
ECP GP II Inc.	TWINGUARD	1604342 (USA)	1990-07-03 renewed:: 2001-04-25
ECP GP II Inc.	FLEX-GUARD	3349519 (USA)	2007-12-04
ECP GP II Inc.	FIBERFORCE	1569597 (USA)	1989-12-05 renewed: 2001-05-04

Identify Copyright Registrations and any Pending Applications:

Owner	Trademark Name	Registration/Application Number	Registration date Comments

INTERTAPE POLYMER GROUP – PATENT REGISTRATIONS AND PENDING APPLICATIONS AS OF 01/27/12

Owner	License	Patent/ Appl. No.	Patent Description	Country	I = Issued P=Pending	Category (See Legend on Page 2
Intertape Polymer Corp.	No	224412	Backing for Duct Tapes	Mexico	I	T
Intertape Polymer Corp.	No	6372342	Backing for Duct Tapes	U.S.A.	I	T
Intertape Polymer Corp.	No	2326961	Backing for Duct Tapes	Canada	I	T
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	EC
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	EC
Intertape Polymer Corp.	No	XXX	XXX	Mexico	P	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	A
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	A
Intertape Polymer Corp.	No	XXX	XXX	Brazil	P	T
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	T
Intertape Polymer Corp.	No	XXX	XXX	Indonesia	P	T
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	T
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	T
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	T
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	T
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	T

[Note: The redacted text lists identifies patent applications and patent descriptions for pending patents]

INTERTAPE POLYMER GROUP – PATENT REGISTRATIONS AND PENDING APPLICATIONS AS OF 01/27/12

Owner	License	Patent/Appl. No.	Patent Description	Country	I = Issued P=Pending	Category (See Legend on Page 2
Intertape Polymer Corp.	No	XXX	XXX	Mexico	P	T
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	T
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	T
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	T
Intertape Polymer Corp.	No	5798175	Pressure Sensitive Adhesives and Tape Product Prepared Therefrom	U.S.A.	I	A
Intertape Polymer Corp.	No	2251399	Primer Coating for Polyolefin-Backed Tapes	Canada	I	T
Intertape Polymer Corp.	No	220578	Primer Coating for Polyolefin-Backed Tapes	Mexico	I	T
Intertape Polymer Corp.	No	6048610	Primer Coating for Polyolefin-Backed Tapes	U.S.A.	I	T
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	A
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	A
Intertape Polymer Corp.	No	7476416	Process for Preparing Adhesive Using Planetary Extruder	U.S.A.	I	A
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	A
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	T
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	T
Intertape Polymer Corp.	No	2057197	Recirculation Loop Reactor Bulk Polymerization Process	Italy, Switzerland, Germany, Europe, Spain, France, U.K., Ireland	I	T

[Note: The redacted text lists identifies patent applications and patent descriptions for pending patents]

INTERTAPE POLYMER GROUP – PATENT REGISTRATIONS AND PENDING APPLICATIONS AS OF 01/27/12

Owner	License	Patent/Appl. No.	Patent Description	Country	I = Issued P=Pending	Category (See Legend on Page 2
Intertape Polymer Corp.	No	XXX	XXX	Europe	P	T
Intertape Polymer Corp.	No	07814482.1	Recirculation Loop Reactor Bulk Polymerization Process	Europe	I	T
Intertape Polymer Corp.	No	7829640	Recirculation Loop Reactor Bulk Polymerization Process	U.S.A.	I	T
Intertape Polymer Corp.	No	7906598	Recirculation Loop Reactor Bulk Polymerization Process	U.S.A.	I	T
Intertape Polymer Corp.	No	XXX	XXX	Canada	P	R
Intertape Polymer Corp.	No	XXX	XXX	U.S.A.	P	R
Intertape Polymer Corp.	No	XXX	XXX Underlayment	Canada	P	EC
Intertape Polymer Corp.	No	7772136	Anti-Slip Roofing Underlayment	U.S.A.	I	EC
Intertape Polymer Corp.	No	7745353	Anti-Slip Roofing Underlayment	U.S.A.	I	EC
Intertape Polymer Corp. and Ascend Performance Materials, LLC	No	6675838	Anti-Static Woven Fabric and Flexible Bulk Container	U.S.A.	I	EC
Intertape Polymer Corp. and Ascend Performance Materials, LLC	No	7115311	Anti-Static Woven Flexible Bulk Container	U.S.A.	I	EC
Intertape Polymer Corp.	No	6189587	Automated Tape Splicing System	U.S.A.	I	T
Intertape Polymer Corp.	No	6079554	Beverage Can Tray with Improved Handling Features	U.S.A.	I	C
Intertape Polymer Corp.	No	7309665	Failure Resistant Flame Retardant Vapor Barrier Insulation Facing	U.S.A.	I	EC
Intertape Polymer Corp.	No	6299968	General Purpose Multilayer Film Products	U.S.A.	I	F – Stretch
Intertape Polymer Corp.	No	6495245	Hand Wrap Multilayer Film Products	U.S.A.	I	F – Stretch

[Note: The redacted text lists identifies patent applications and patent descriptions for pending patents]

INTERTAPE POLYMER GROUP – PATENT REGISTRATIONS AND PENDING APPLICATIONS AS OF 01/27/12

Owner	License	Patent/ Appl. No.	Patent Description	Country	I = Issued P=Pending	Category (See Legend on Page 2
Intertape Polymer Corp.	No	7179521	Multilayer Shrink Film for High Speed Packaging Lines	U.S.A.	I	F – Shrink
Intertape Polymer Corp.	No	7192636	Multilayer Shrink Film with Polystyrene and Polyethylene Layers	U.S.A.	I	F – Shrink
Intertape Polymer Corp.	No	7097911	Multi-Layered Flame Retardant Wrap	U.S.A.	I	F – Stretch
Intertape Polymer Corp.	No	6344250	Multi-Layered Polyolefin High Shrinkage, Low Shrink Force Shrink Film	U.S.A.	I	F - Shrink
Intertape Polymer Corp.	No	7875562	Polyethylene Fabric With Improved Physical Properties and Method for Making Thereof	U.S.A.	I	EC
Intertape Polymer Corp.	No	6367513	Polyolefin Scrims of Woven Superimposed Tapes	U.S.A.	I	EC
Intertape Polymer Corp.	No	6361875	Premium Hand Wrap Multi-Layer Film Products	U.S.A.	I	F – Stretch
Intertape Polymer Corp.	No	6492010	Premium Stretch Multilayer Film Products	U.S.A.	I	F – Stretch
Intertape Polymer Corp.	No	7244507	Silicone-Free Multilayer Shrink Film for High Speed Packaging Lines	U.S.A.	I	F – Shrink
Intertape Polymer Corp.	No	7109135	Soft Tactile Coating for Multi-Filament Woven Fabric	U.S.A.	I	EC
Intertape Polymer Inc. and ECP LP	No	5994242	Coated Woven Material	U.S.A.	I	EC
ECP LP	No	XXX	XXX	Canada	P	T
ECP LP	No	2207698	Multilayered Polyolefin High Shrinkage, Low Shrink Force Shrink Film	Canada	I	F – Shrink

LEGEND: Category: A=Adhesive, C=Container, EC=Engineered Coated, F=Film, R=Retail, T=Tape

[Note: The redacted text lists identifies patent applications and patent descriptions for pending patents]

Matter #	Mark	Country	Reg/Serial #	Owner	Status*	Date
287	XXX	XXX	XXX	IPC	A	2/6/2007
288	XXX	XXX	XXX	IPC	A	3/2/2007
249	DELTA FORCE	US	3,261,600	IPC	R	7/10/2007
290	XXX	XXX	XXX	IPC	A	2/6/2007
252	EZCLEAR (and Design)	US	3342525	IPC	R	11/27/2007
297	XXX	US	76/673,655	IPC	A	3/2/2007
259	GENESYS	US	3,216,761	IPC	R	3/13/2007
205	XXX	XXX	XXX	IPC	A	4/6/2005
293	XXX	XXX	XXX	IPC	A	2/6/2007
286	NOVA-SEAL	US	3,321,100	IPC	R	10/23/2007
263	PRO-MASK GREEN	US	3,305,144	IPC	R	10/9/2007
262	PRO-MASK LACQUER	US	3,305,141	IPC	R	10/9/2007
261	PRO-MASK PAINTERS	US	3,305,143	IPC	R	10/9/2007
295	XXX	XXX	XXX	IPC	A	2/6/2007
296	XXX	XXX	XXX	IPC	A	2/6/2007
135	ALLTAC	US	1,364,485	IPC	R	10/8/1985
110	AMERICAN	US	0,909,898	IPC	R	3/16/1971
228	AMERICAN AUTOMOTIVE TAPES (and Design)	US	3,052,575	IPC	R	1/31/2006
119	ANCHOR	US	2,132,287	IPC	R	1/27/1998
120	ANCHOR ADVANCED ADHESIVES	US	2,134,151	IPC	R	2/3/1998
303	ANCHOR CONTINENTAL	US	1,488,442	IPC	R	5/17/1988
125	ANCHOR/MASK (Stylized)	US	1,491,110	IPC	R	6/7/1988
300	XXX	XXX	XXX	IPC	A	10/10/2007
226	AQUAMASTER (and Design)	US	3,067,250	IPC	R	3/14/2006
129	CONTINENTAL STENCIL	US	1,526,798	IPC	R	2/28/1989
210	EXLFILM QSL	US	3,059,336	IPC	R	2/14/2006
147	GREEN CORE	US	1,274,334	IPC	R	4/17/1984

[Note: The redacted text identifies mark applications and mark descriptions for pending marks]

Matter #	Mark	Country	Reg/Serial #	Owner	Status*	Date
175	LEGEND	US	1,866,998	IPC	R	12/13/1994
206	NOVA-THENE HAYMASTER	US	2,985,813	IPC	R	8/16/2005
152	PADLOCK	US	0,663,954	IPC	R	7/8/1958
116	PRODUCTION SHOP	US	1,778,924	IPC	R	6/29/1993
134	PRO-MASK BLUE	US	1,974,541	IPC	R	5/21/1996
156	QUICK FIND EDGE	US	2,480,977	IPC	R	8/21/2001
254	REDALERT	US	3,056,992	IPC	R	2/7/2006
162	SEAMS REAL EASY	US	2,119,879	IPC	R	12/9/1997
164	SIGNBLAST	US	1,259,422	IPC	R	11/29/1983
166	STAGE TAPE (and Design)	US	1,729,346	IPC	R	11/3/1992
200	STRETCHFLEX (and Design)	US	2,902,788	IPC	R	11/16/2004
220	THE LIGHT GAUGE SOLUTION	US	76/577,463	IPC	R	7/5/2005
179	TUFFSTUFF	US	1,805,284	IPC	R	11/16/1993
191	UNITED (and Design)	US	1,713,657	IPC	R	9/8/1992
194	WHISPER SMOOTH	US	2,697,480	IPC	R	3/18/2003
256	XHD	US	2,985,982	IPC	R	8/16/2005
178	ZONE GUARD (Stylized)	US	1,681,198	IPC	R	3/31/1992
307	BLOCIT	US	3,796,838	IPC	R	6/1/2010
304	CENTRAL	US	3,697,370	IPC	R	10/20/2009
340	FIREFLY	US	4,084,082	IPC	R	1/10/2012
319	INTERTAPE POLYMER GROUP	US	3,870,687	IPC	R	11/2/2010
333	XXX	XXX	XXX	IPC	A	1/28/2011
318	IPG (Logo)	US	3,870,684	IPC	R	11/2/2010
334	XXX	XXX	XXX	IPC	A	1/28/2011
342	XXX	XXX	XXX	IPC	A	9/1/2011
311	LILI	US	3,826,918	IPC	R	8/3/2010
338	XXX	XXX	XXX	IPC	A	7/18/2011

[Note: The redacted text identifies mark applications and mark descriptions for pending marks]

Matter #	Mark	Country	Reg/Serial #	Owner	Status*	Date
353	NOVA-SHIELD	US	3,186,612	IPC	R	12/19/2006
306	NOVA XF WRAP	US	3,811,637	IPC	R	6/29/2010
305	NOVA WRAPPER	US	3,794,147	IPC	R	5/25/2010
308	NOVA AUTOWRAPPING SYSTEM	US	3,869,987	IPC	R	11/2/2010
302	ORANGE MASK	US	3,593,291	IPC	R	3/17/2009
312	PROLITE (Stylized)	US	3,994,366	IPC	R	7/12/2011
335	PROLITE	US	85/339,009	IPC	A	6/6/2011
314	XXX	XXX	XXX	IPC	A	4/9/2009
316	XXX	XXX	XXX	IPC	R	3/16/2010
313	SUPERFLEX (and Design)	US	3,894,606	IPC	R	3/27/2009
348	CROWELL	US	0,663,308	IPC	R	6/24/1958
349	CROWLOK	US	0,796,992	IPC	R	10/5/1965
350	Design Only (Crow w/ Tape)	US	0,669,751	IPC	R	11/18/1958
351	Design Only (Crow w/ Tape)	US	1,348,935	IPC	R	7/16/1985
352	Design Only (Crow w/ Tape)	US	1,780,041	IPC	R	7/6/1993
139	EXLFILM	US	2,336,927	ECP LP	R	4/4/2000
138	EXLFILM PLUS (and Design)	US	2,548,676	ECP LP	R	3/19/2002
149	HSD	US	1,844,107	ECP LP	R	6/12/1994
151	NOVA-PAC	US	1,294,369	ECP LP	R	9/11/1984
186	NOVA-THENE	US	1,283,415	ECP LP	R	6/26/1984
170	STRETCHFLEX	US	2,236,991	ECP LP	R	4/6/1999
	TWINGUARD	US	1,604,342	ECP GP II	R	7/3/1990

	*A = Application
	R = Registration

[Note: The redacted text identifies mark applications and mark descriptions for pending marks]

SCHEDULE 9.1.15

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Loan and Security Agreement

ENVIRONMENTAL MATTERS

•

The Columbia, South Carolina, facility has an agreement for natural attenuation, which calls for groundwater monitoring wells. These are inspected at regular intervals by the local environmental authority (SC DHEC). The findings have been within expectations and the monitoring continues.

•

The Brantford, Ontario, facility has a natural attenuation program measuring groundwater VOC’s. The tests have shown that the concentrations continue to decrease over time, thus allowing the continuing of this remediation program.

SCHEDULE 9.1.16

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Loan and Security Agreement

RESTRICTIVE AGREEMENTS

•	Indenture Agreement dated July 28, 2004 among Intertape Polymer US Inc. and Wilmington Trust Company, Trustee

SCHEDULE 9.1.17

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Loan and Security Agreement

LITIGATION

- NONE -

SCHEDULE 9.1.19

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Loan and Security Agreement

PENSION PLAN DISCLOSURES

- NONE -

SCHEDULE 9.1.21

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Loan and Security Agreement

LABOR CONTRACTS

Parties	Type of Agreement	Term of Agreement
Intertape Polymer Corp. / Fibope Portuguesa-Filmes Biorientados S.A.	Executive Services Management Agreement	December 31, 2008 (automatically renews for 1 yr. term)
XXX Intertape Polymer Corp.	Employment Agreement	Employer may terminate upon 30 days prior written notice/Employee may terminate on 6 months prior written notice
XXX Intertape Polymer Inc.	Employment Agreement	Indefinite, either party may terminate at anytime with notice
XXX Intertape Polymer Inc.	Employment Agreement	Indefinite, either party may terminate at anytime with notice
XXX Intertape Polymer Inc.	Employment Agreement	Indefinite, either party may terminate at anytime with notice
Approx. 123 Hourly Employees at Marysville, Michigan	Collective Bargaining Agreement	Expires April 30, 2015
Approx. 148 Hourly Employees at Menasha, Wisconsin	Collective Bargaining Agreement	Expires July 31, 2011 (In negotiation)
Approx. 53 Hourly Employees at Carbondale, Illinois	Collective Bargaining Agreement	Expires March 3, 2012
Approx. 26 Employees at Langley, British Columbia	Collective Bargaining Agreement	Expires March 31, 2014
Approx. 14 Employees at Piedras Negras, Mexico	Collective Bargaining Agreement	January 1, 2003 – Indefinite (Annual Salary Reviews) (Bi-Annual Terms Review)

[Note: The redacted text identifies the relevant employee by name]

Intertape Polymer Group’s manufacturing operations at its Green Bay, Wisconsin, facility ceased on or before December 31, 2003. Pursuant to agreements reached with PACE Local #7-0736, the terms of the collective bargaining agreement, and all employer obligations thereunder, including the obligation to contribute to the pension plan, ended on December 31, 2003. The Company has a net reserve of $1.299 million for this.

[CANADIAN SECTION TO COME]

SCHEDULE 10.2.2

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Loan and Security Agreement

EXISTING LIENS

• UCC File No.:	1165073 (DE) 0201068 (DE)
Secured Party:	NMHG Financial Services, Inc.
Debtor:	Intertape Polymer Corp.
Collateral:	Leased Equipment

• UCC File No.:	3402292 (DE)
Secured Party:	GE Commercial Finance Business Property
Debtor:	Intertape Polymer Corp.
Collateral:	Real Estate located in Bradenton, Florida

• UCC File No.:	3962253 (DE)
Secured Party:	National City Commercial Capital Company, LLC
Debtor:	Intertape Polymer Corp.
Collateral:	Leased Equipment

• UCC File No.:	2857628 (DE)
Secured Party:	Wells Fargo Bank, N.A.
Debtor:	Intertape Polymer Corp.
Collateral:	Yale Pallet Truck

• UCC File No.:	2906623 (DE)
Secured Party:	Raymond Leasing Corporation
Debtor:	Intertape Polymer Corp.
Collateral:	Leased Equipment

• UCC File No.:	0375307 (DE)
Secured Party:	Dell Financial Services L.L.C.
Debtor:	Intertape Polymer Corp.
Collateral:	Leased Equipment

• UCC File No.:	0380355 (DE)
Secured Party:	Wells Fargo Financial Leasing, Inc.
Debtor:	Intertape Polymer Corp.
Collateral:	Leased Equipment

• UCC File No.:	0723034 (DE)
Secured Party:	Wells Fargo Financial Leasing, Inc.
Debtor:	Intertape Polymer Corp.
Collateral:	2 Leased Copiers

• File No.:	Book 2275, Page 3691 (Manatee County, FL)
Secured Party:	GE Commercial Finance Business Property Corporation
Debtor:	Intertape Polymer Corp.
Collateral:	Real Estate located in Bradenton, Florida

• UCC File No.:	31177313 (DE) (Refiled 2194536)
Secured Party:	OMNOVA Solutions Inc.
Debtor:	Intertape Polymer Corp.
Collateral:	Genflo 3000 To the extent permitted by the Subordination Agreement dated March 25, 2008

• UCC File Nos.:	54071669 (DE) 3448014 (DE) 3543582 (DE) 3643382 (DE) 3512115 (DE)
Secured Party:	IBM Credit LLC
Debtor:	IPG Administrative Services Inc.
Collateral:	Leased IBM Equipment and Software

• UCC File No.:	1071132 (DE)
Secured Party:	Exxonmobil Chemical Company (a Div. of ExxonMobil Oil Corporation)
Debtor:	Intertape Polymer Corp.
Collateral:	Escorez Tackifiers, Optema TC 120, and Vector Styroblock Copolymers (manufactured by DEXCO Polymers LP) To the extent permitted by the Subordination Agreement dated March 25, 2008

• UCC File No.:	4075692 (DE)
Secured Party:	Dolphin Capital Corporation
Debtor:	Intertape Polymer Corp.
Collateral:	Leased 1 Factory Cat 390 Scrubber

•   Reservations of title, exceptions, encroachments, easements, servitudes, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting real property owned by Borrowers and Guarantors as of the Third Amendment Effective Date (as such term is defined in the Loan and Security Agreement)

BRITISH COLUMBIA (PPSA Searches as of January 24, 2012 and January 30, 2012)

• PPSA Numbers:	259432E

• Secured Party:	Bank of America, N.A., as agent

• Debtor:	Intertape Polymer Inc.

• Collateral	All present and after-acquired personal property of the debtor, and without limitation, all fixtures, crops and licences excepting thereout any equity interests owned by the debtor in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• Expiry	March 25, 2018

• PPSA Numbers:	259430E

• Secured Party:	Bank of America, N.A., as agent

• Debtor:	Intertape Polymer Inc., ECP L.P., ECP GP II Inc., Societe en Commandite ECP, ECP L.P./Societe en Commandite ECP, Societe en Commandite ECP/ECP L.P.

• Collateral	All present and after-acquired personal property of the debtors, without limitation, all fixtures, crops and licences excepting thereout any equity interests owned by the debtors in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• Expiry	March 25, 2018

• PPSA Numbers:	259431E

• Secured Party:	Bank of America, N.A., as agent

• Debtor:	Intertape Polymer Inc.

• Collateral	All present and after-acquired personal property of the debtor, and without limitation, all fixtures, crops and licences excepting thereout any equity interests owned by the debtors in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company

• Expiry	March 25, 2018

• PPSA Numbers:	745192F

• Secured Party:	Xerox Canada Ltd.

• Collateral	Equipment, other all present and future office equipment and software supplied or financed from time to time by the secured party (whether by lease, conditional sale or otherwise), whether or not manufactured by the secured party or any affiliate thereof.

• Debtor:	ECP L.P.

• Expiry	September 2, 2015

• PPSA Numbers:	829742F

• Secured Party:	Xerox Canada Ltd.

• Collateral	Equipment, other all present and future office equipment and software supplied or financed from time to time by the secured party (whether by lease, conditional sale or otherwise), whether or not manufactured by the secured party or any affiliate thereof.

• Debtor:	ECP L.P.

• Expiry	October 25, 2015

• PPSA Numbers:	7730972, 039530B, 602834B, 080984D, 359970D, 360280D *

• Secured Party:	PHH Vehicle Management Services Inc.

• Debtor:	ECP L.P., Intertape Polymer Inc.

• Collateral	Motor Vehicles, automotive equipment and materials handling equipment leased by the debtor form the secured party together with all attachments appurtenances, accessories or replacement parts. Proceeds: of all of the debtors present and after acquired personal property.

• Expiry	June 25, 2013

• PPSA Numbers:	419148D * (this registration has expired)

• Secured Party:	Xerox Canada Ltd.

• Debtor:	ECP L.P., Flexia Corporation Ltd., Corporation Flexia Ltee., Corporation Flexia, Flexia Corporation

• Collateral	Equipment and all other present and future office equipment and software supplied or financed by the secured party.

• Expiry	December 27, 2011

ALBERTA (PPSA Searches as of January 24, 2012 and January 30, 2012)

• PPSA Numbers:	98062532514, 03052205212, 04032202477, 06062138729, 06112041048

• Secured Party:	PHH Vehicle Management Services Inc.

• Debtor:	Intertape Polymer Inc., ECP L.P.

• Collateral	Motor Vehicles, automotive equipment and materials handling equipment leased by the debtor from the secured party. Proceeds: debtor’s present and after acquired personal property.

• Expiry	June 25, 2013

• PPSA Numbers:	08032423708

• Secured Party:	Bank of America, N.A., As Agent

• Debtor:	ECP GP II Inc., ECP L.P., Société en commandite ECP

• Collateral	All present and after acquired personal property of the Debtors, excepting thereout any equity interests owned by the Debtors in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• Expiry	March 24, 2018

• PPSA Numbers:	08032423676

• Secured Party:	Bank of America, N.A., As Agent

• Debtor:	ECP GP II Inc.

• Collateral	All present and after acquired personal property of the Debtor, excepting thereout any equity interests owned by the Debtors in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• Expiry	March 24, 2018

• PPSA Numbers:	08032423753

• Secured Party:	Bank of America, N.A., As Agent

• Debtor:	Intertape Polymer Inc.

• Collateral	All present and after acquired personal property of the Debtors, excepting thereout any equity interests owned by the Debtors in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• Expiry	March 24, 2018

NEW BRUNSWICK (PPSA Searches as of January 25, 2012)

• PPSA Number:	15967946 (registration period expires March 24, 2018)
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Inc.
Collateral:	all of the debtor’s present and after-acquired personal property excepting thereout any equity interests owned by the debtor in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa - Filmes Biorientados S.A., a Portuguese company

• PPSA Number:	3673420, 9689740, 10767937, 13701719, 14253348, 16267171 (registration period expires June 25, 2013) *

Secured Party:	PHH Vehicle Management Services Inc.
Debtor:	Intertape Polymer Inc.; ECP L.P.
Collateral:	All present and future motor vehicles, automotive equipment and materials-handling equipment leased from time to time by the secured party to the debtor and proceeds thereof.

NOVA SCOTIA (PPSA Searches as of January 24, 2012)

• PPSA Number:	13653456 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Inc.
Collateral:	all of the debtor’s present and after acquired personal property, excepting thereout any equity interests owned by the debtor in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa-Filmes Biorientados S.A., a Portuguese company.

• PPSA Numbers:	13669502 (registration period expires March 27, 2014)
Secured Party:	Pitney Bowes of Canada Ltd
Debtor:	Intertape Polymer Inc.
Collateral:	Copier and Peripherals.
All items as defined and listed in Pitney contracts # 570653 and 570654.

• PPSA Numbers:	17039256 (registration period expires August 13, 2015)
Secured Party:	Total Petrochemicals USA, Inc.
Debtor:	Intertape Polymer Inc. The Intertape Polymer Group Inc.
Collateral:	Consignor shall furnish to Consignee a stock of TOTAL 3276, 3371, 6232, 8650, polypropylene products (the “Stock”) in quantities of Minimum: 26,000,000 lbs. Maximum: 31,000,000 lbs. (Maximum). The Stock shall be stored by Consignee at Consignee’s facility located at 50 Abbey Ave., Truro, NS B2N 6W4. Title to the Stock shall remain in Consignor until removal from consignment by Consignee or in accordance with the Agreement.

• PPSA Numbers:	17295437 (registration period expires October 19, 2013)
Secured Party:	XTRA, LLC O/A XTRA Canada
Debtor:	Intertape Polymer Group Inc.
Collateral:	53’A-RIDE; serial numbered collateral: 1S12E9530WD435226 Trailer 1998 Strick 53’ a/r Trailer 2MN123142W3002933 Trailer 1998 Mond 53’a/r Trailer

• PPSA Numbers:	17465584 (registration period expires December 3, 2013)

Secured Party:	XTRA, LLC O/A XTRA Canada
Debtor:	Intertape Polymer Group Inc.
Collateral:	2004 53 A-RIDE; 1GRAA06244D406331 Trailer 2004 Great Dane 53’a/r Trailer

• PPSA Numbers:	14601, 5997120, 7090300, 11192572, 11783222, 13139316, 14554380 (registration period expires November 4, 2012) *
Secured Party:	PHH Vehicle Management Services Inc.
Debtor:	Intertape Polymer Inc.; ECP L.P.
Collateral:	All present and future motor vehicles, automotive equipment and materials-handling equipment leased by the secured party to the debtor, together with all present and future attachments, accessions, appurtenances, accessories and replacements parts, and all proceeds of or relating to any of the foregoing.

QUEBEC (RDPRM Searches as of January 26, 2012)

• RDPRM Number:	08-0152719-0005 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A.
Debtor:	ECP L.P., ECP GP II Inc., Société en commandite ECP
Collateral	Universality of al of the Grantor’s movable property, present and future, corporeal and incorporeal, of whatsoever nature and kind and wherever situated.

• RDPRM Number:	08-0152719-0004 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A.
Debtor:	ECP GP II Inc.
Collateral	Universality of al of the Grantor’s movable property, present and future, corporeal and incorporeal, of whatsoever nature and kind and wherever situated.

• RDPRM Number:	11-0243544-0001 (registration period expires March 28, 2017)
Secured Party:	CIT Financial Ltd.
Debtor:	ECP L.P.
Collateral	Various equipment which can be situated at 9999 Cavendish Boulevard, Suite 200, Saint-Laurent, Quebec, H4M 2X5 or any other location.

• RDPRM Number:	08-0152719-0002 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A.
Debtor:	Intertape Polymer Inc.
Collateral	Universality of al of the Grantor’s movable property, present and future, corporeal and incorporeal, of whatsoever nature and kind and wherever situated.

• RDPRM Number:	08-0152719-0003 (registration period expires March 25, 2018)
SecuredParty:	Bank of America, N.A.
Debtor:	Le Groupe Intertape Polymer Inc.; Intertape Polymer Group Inc.
Collateral	Universality of al of the Grantor’s movable property, present and future, corporeal and incorporeal, of whatsoever nature and kind and wherever situated.

• RDPRM Number:	03-0686610-0001 (registration period expires December 22, 2013) To be discharged or cession of rank to be obtained.
SecuredParty:	Relational Funding Canada Corp.
Debtor:	Le Groupe Intertape Polymer Inc. Intertape Polymer Group Inc. (sic)
Collateral	All present and future goods leased by the secured party to the debtor pursuant to Master Equipment Lease Agreement.

• RDPRM Number:	09-0049172-0002 (registration period expires January 19, 2019)
SecuredParty:	IBM Canada Limited
Debtor:	Intertape Polymer Group Inc.; Le Groupe Intertape Polymer Inc.
Collateral:	Various equipment

• RDPRM Number:	09-0049172-0001 (registration period expires January 19, 2019)
SecuredParty:	IBM Canada Limited
Debtor:	Intertape Polymer Group Inc.; Le Groupe Intertape Polymer Inc.
Collateral:	Various equipment

• RDPRM Number:	08-0530942-0001 (registration period expires September 5, 2018)
SecuredParty:	Domtar Inc.
Debtor:	Intertape Polymer Group Inc.
Collateral:	Various equipment

• RDPRM Numbers:

00-0175537-0001; 00-0274576-0001; 00-0274576-0002; 00-0274576-0003; 00-0274576-0004;

02-0400420-0001; 03-0069266-0001; 03-0218201-0001; 03-0380822-0011; 03-0380822-0010;

03-0380822-0009; 03-0380822-0008; 03-0380822-0007; 03-0380822-0006; 03-0380822-0005;

03-0380822-0004; 03-0380822-0003; 03-0380822-0002; 03-0380822-0001; 03-0465017-0009;

05-0001345-0001; 06-0140495-0002; 06-0373460-0001; 09-0197617-0001; 09-019770-0001;

09-0197903-0001; 10-0047327-0001; 10-0047624-0002; 10-03035893-0014; 10-0432095-0002;

10-0432095-0003; 10-0604906-0002; 10-0608373-0002; 10-0611826-0004; 11-002795-0001;

11-022795-0002; 11-0181157-0001; (registration period expires : May 12, 2020)

Secured Party:	PHH Vehicle Management Services Inc.; Leaf Trust; Trustee: TD Trust Company; Leaf Trust c/o CIBC; Trustee: The Canada Trust Company.
Debtor:	Intertape Polymer Inc.;
Collateral:	All present and future motor vehicles, automotive equipment and materials-handling equipment leased by the secured party to the debtor.

• RDPRM Number:	08-0152719-0001 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A.
Debtor:	Spuntech Fabrics Inc., Textiles Spuntech Inc.
Collateral	Universality of al of the Grantor’s movable property, present and future, corporeal and incorporeal, of whatsoever nature and kind and wherever situated.

ONTARIO (PPSA Searches as of January 23, 2012 and January 29, 2012)

• PPSA Numbers:	643350411 (registration period expires : March 13, 2018) /
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Inc.
Collateral:	Inventory, Equipment, Accounts, Other and Motor Vehicles.

• PPSA Numbers:	643350429 (registration period expires : March 13, 2018) /
Secured Party:	Bank of America, N.A., as agent
Debtor:	ECP GP II Inc.
Collateral:	Inventory, Equipment, Accounts, Other and Motor Vehicles.

• PPSA Numbers:	643350438 (registration period expires : March 13, 2018) /
Secured Party:	Bank of America, N.A., as agent
Debtor:	ECP GP II Inc., ECP L.P., Societe en commandite ECP, ECP L.P. societe en commandite; Societe en Commandite ECP ECP L.P.
Collateral:	Inventory, Equipment, Accounts, Other and Motor Vehicles.

• PPSA Numbers:	646123824 (registration period expires : June 16, 2014) /
Secured Party:	Xerox Canada Ltd.
Debtor:	ECP L.P.
Collateral:	Equipment and Other

• PPSA Numbers:	651269709 (registration period expires : January 29, 2013) /
Secured Party:	IBM Canada Limited
Debtor:	Intertape Polymer Group Inc.
Collateral:	Equipment, Accounts and Other

• PPSA Numbers:	643350402 (registration period expires : March 13, 2018) /
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Group Inc., Le Groupe Intertape Polymer Inc.
Collateral:	Inventory, Equipment, Accounts, Other and Motor Vehicles.

• PPSA Numbers:	643350447 (registration period expires : March 13, 2018) /
Secured Party:	Bank of America, N.A., as agent
Debtor:	Spuntech Fabrics Inc., Textiles Spuntech Inc.
Collateral:	Inventory, Equipment, Accounts, Other and Motor Vehicles.

• PPSA Numbers:	842143131 (registration period expires : June 25, 2013) *
Secured Party:	PHH Vehicle Management Services Inc.
Debtor:	Intertape Polymer Inc.; ECP L.P.
Collateral:	Equipment, Other, Motor Vehicles.

Saskatchewan (PPSA Searches as of January 24, 2012)

• PPSA Number:	15967946 (registration period expires March 24, 2018)
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Inc.
Collateral:	All of the Debtor’s present and after-acquired personal property excepting thereout any equity interests owned by the debtor in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa - Filmes Biorientados S.A., a Portuguese company

PEI (PPSA Searches as of January 24, 2012)

• PPSA Number:	1991045 (registration period expires March 25, 2018)
Secured Party:	Bank of America, N.A., as agent
Debtor:	Intertape Polymer Inc.
Collateral:	All present and after-acquired personal property of the debtor and all proceeds thereof excepting thereout any equity interests owned by the debtor in either (i) Drumhealth Indemnity Ltd., a Barbados company, or (ii) Fibope Portuguesa - Filmes Biorientados S.A., a Portuguese company.

*	These registrations are Permitted Liens only to the extent that the Agent has received an estoppel letter, in form and substance satisfactory to it, from the secured creditors(s) listed therein.

SCHEDULE 10.2.17

to

Loan and Security Agreement

EXISTING AFFILIATE TRANSACTIONS

- NONE -